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                             CONFIDENTIAL TREATMENT

                                  Exhibit 10.36
                             Modification Agreement

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                                                          CONFIDENTIAL TREATMENT





                             ISLAND PACIFIC SYSTEMS
                             MODIFICATION AGREEMENT
         _______________________________________________________________


                  Concurrently with the execution of this template Agreement, Toys "R" Us, Inc. ("Customer" or "you") and Island Pacific Systems Corporation ("Island Pacific" or "we") are entering into a certain License Agreement for Software Products (the "License Agreement") and a certain Services Agreement (the "Services Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the License Agreement. This document will serve as a template agreement between Customer and Island Pacific describing the manner in which modifications to Island Pacific's Software Products desired by Toys R Us are developed and delivered. We both agree to the following terms and conditions:

                  DESCRIPTION OF PROJECT - AT THIS TIME THE SCOPE OF EACH DELIVERABLE IS UNKNOWN. AS YOUR STAFF AND OURS AGREE ON THE CONTENTS THEREOF, THE PARTIES WILL GIVE THE BODY OF WORK A NAME WHICH WILL APPEAR IN THIS PARAGRAPH. TO EXPEDITE WORK, UPON YOUR REQUEST, WE WILL HAVE MORE THAN ONE OF THESE MODIFICATION AGREEMENTS IN PROCESS AT ANY GIVEN TIME.

                    DESIGN SPECIFICATIONS - THE PROCESS OF IDENTIFYING USER REQUIREMENTS, DOCUMENTING THE RELATED BUSINESS PROCESS FLOWS, AND DESIGNING THE PANELS, FILES AND PROGRAMS RESULTS IN DESIGN SPECIFICATIONS. THESE SPECIFICATIONS MUST BE COMPLETED BEFORE WE CAN GIVE A FIXED PRICE FOR THE CODE BUILD. UPON SIGNING THE APPLICABLE MODIFICATION AGREEMENT, THE PARTIES WILL AGREE UPON A DELIVERY DATE FOR THE DESIGN SPECIFICATIONS. BOTH PARTIES AGREE THAT THEY WILL EACH USE THEIR REASONABLE BEST EFFORTS TO ASSIST EACH OTHER IN MEETING THIS AGREED DATE. ONCE THE DESIGN SPECIFICATIONS ARE COMPLETED AND WE HAVE GIVEN YOU A FIXED PRICE, MILESTONES AND FIRM DELIVERY DATES FOR THE CODE BUILD, YOU CAN ELECT TO PROCEED WITH THE WORK, AMEND ITS SCOPE, OR CANCEL THE MODIFICATION PROJECT ENTIRELY. IF YOU DECIDE TO CANCEL WORK ON THE MODIFICATION, ANY DESIGN CHARGES ALREADY INCURRED ARE NOT WAIVED. IF YOU DECIDE TO PROCEED, WE WILL EACH SIGN A SCHEDULE, TO BE ATTACHED TO THE APPLICABLE MODIFICATION AGREEMENT, DESCRIBING THE APPLICABLE FIXED PRICE, MILESTONES AND FIRM DELIVERY DATES FOR THE CODE BUILD (THE "PROJECT SCHEDULE").

                  CODE BUILD - ONCE THE PROJECT SCHEDULE IS APPROVED, WE WILL UNDERTAKE CONSTRUCTION OF THE PANELS, FILES AND PROGRAMS NEEDED TO IMPLEMENT THE DESIGN. WE WILL DO THIS IN PARALLEL WITH OTHER DEVELOPMENT PROJECTS.

                  MILESTONES - AS PART OF OUR AGREEMENT, THE PROJECT SCHEDULE WILL CONTAIN DATES AT WHICH PORTIONS OF THE FINAL DELIVERABLE CAN BE EVALUATED BY YOU. IN THIS WAY YOU

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                                                          CONFIDENTIAL TREATMENT


CAN JUDGE BOTH OUR PROGRESS AND THE DEGREE TO WHICH THE DEVELOPMENT MEETS YOUR UNDERSTANDING OF THE DESIGN SPECIFICATIONS.

                  COSTS - WE CHARGE FOR DESIGN SPECIFICATIONS AT OUR TECHNICAL SERVICES RATE [***] AS THESE SERVICES ARE INCURRED. THESE CHARGES ARE FURTHER DESCRIBED IN THE SERVICES AGREEMENT. THE AMOUNT WE CHARGE FOR THE CODE BUILD IS BASED ON A FIXED COST, WITH [***]DUE UPON BOTH PARTIES SIGNING THE PROJECT SCHEDULE, PRIOR TO WORK COMMENCING, AND [***]DUE UPON YOUR ACCEPTANCE OF THE DELIVERABLE. PAYMENT FOR THE CHARGES TO COMPLETE THE DESIGN SPECIFICATIONS WILL BE DUE WITHIN [***] AFTER RECEIPT OF OUR INVOICES.

                  DELIVERY - IN THIS PARAGRAPH WE WILL AGREE, IF POSSIBLE, ON THE DATE ON WHICH THE COMPLETED MODIFICATION WILL BE DELIVERED TO YOU. DEPENDING UPON THE COMPLEXITY OR THE SIZE OF THE MODIFICATION, WE MIGHT ALSO AGREE ON A FLOATING DATE BASED UPON WHEN THE DETAIL SPECIFICATIONS ARE APPROVED. IN THAT CASE, THE FIRM DELIVERY DATE WILL BE SET FORTH ON THE PROJECT SCHEDULE. MOST OFTEN, OUR STAFF WILL TRAVEL TO YOUR SITE TO INSTALL THE MODIFICATION.
[***].

                  ACCEPTANCE - ONCE WE HAVE DELIVERED OR INSTALLED THE MODIFICATION, YOU WILL HAVE [***] DAYS TO EITHER ACCEPT OR REJECT OUR WORK. IF YOU DO NOT REJECT THE DELIVERED MODIFICATION WITHIN THIS TIME, WE BOTH AGREE IT IS CONSIDERED ACCEPTED. IF WE FAIL TO DELIVER ANY PART OF THE MODIFICATION BY THE AGREED FIRM DELIVERY DATE, WE BOTH AGREE IT IS CONSIDERED AUTOMATICALLY REJECTED. IF YOU REJECT THE DELIVERED MODIFICATION, EXCEPT IN THE CASE OF AUTOMATIC REJECTION DUE TO FAILURE TO DELIVER ON TIME, YOU MUST DOCUMENT THE REASONS FOR SUCH REJECTION AND WE WILL THEN HAVE [***] FROM RECEIPT THEREOF IN WHICH TO REMEDY OUR FAILURE. IF YOU STILL REJECT OUR WORK OR IF THE MODIFICATION IS AUTOMATICALLY REJECTED WE WILL, AT YOUR DISCRETION, EITHER

                           a) DELIVER THE MODIFICATION IN ITS CURRENT UNFINISHED
STATE AND FORFEIT [***] OF THE FIXED COST DUE US, OR

                           b) NOT DELIVER THE MODIFICATION AND REFUND [***] AS
WELL AS [***] FOR THE DESIGN SPECIFICATIONS, OR

                           c) [***]

                  SUPPORT - THE MODIFICATION WILL BE DELIVERED AS PART OF AN AGREED ISLAND PACIFIC RELEASE AND WILL BE SUPPORTED AS A STANDARD PART OF THIS RELEASE. IF THE MODIFICATION IS DELIVERED IN AN INTERIM RELEASE, SUPPORT FOR THAT INTERIM RELEASE WILL END SIX MONTHS AFTER GENERAL AVAILABILITY OF THE NEXT PUBLISHED RELEASE.

[***] = Confidential Treatment Requested

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                                                          CONFIDENTIAL TREATMENT


                  INTELLECTUAL PROPERTY - Any modification or enhancement developed by Island Pacific at your request, whether for a fee or not, becomes part of Island Pacific's software products. Title to the program product source code and related documents will remain with Island Pacific. The application will be incorporated into the I3 product suite and will be made available to all Island Pacific users.

                  DOCUMENTATION - Application documentation will be included as part of the first published release in which the modification exists.

                  LICENSE AGREEMENT - As set forth in Paragraph 3(b) of the License Agreement, the modified Software and Software Products will constitute "Software" and "Software Products" under the License Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Date set forth below.

DATED:


                  TOYS "R" US, INC


                  BY:   /s/ Bruno Roqueplo
                        ------------------------------------------------
                        BRUNO ROQUEPLO, SENIOR VICE PRESIDENT OF FINANCE AND ADMINISTRATION (CFO)


                  ISLAND PACIFIC SYSTEMS CORPORATION


                  BY:   /s/ Todd Hammett
                        ------------------------------------------------
                        TODD HAMMETT
                        CHIEF FINANCIAL OFFICER

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